Filed Pursuant to Rule 497(e)
Registration No. 33-61254
GABELLI CAPITAL SERIES FUNDS, INC.
(the “Company”)
Gabelli Capital Asset Fund
(the “Fund”)
Supplement dated June 29, 2011
to the Statement of Additional Information (“SAI”) dated April 29, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the SAI to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G. distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the SAI for contacting the Fund have not changed.
In addition, the following information replaces similar information found in the “Investment Advisory and Other Services” section under the sub-heading “Distributor” on page 30:
The Company has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly-owned subsidiary of GBL having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares to separate accounts of the Insurance Companies.